_____________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):  October 21, 2014

N-VIRO INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21802	34-1741211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2254 Centennial Road Toledo, Ohio	43617
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________

Item 8.01 – Other Events

Notice is hereby given that the N-Viro International Corporation’s (the “Company”) Annual Meeting of Stockholders opened on Tuesday, October 21, 2014 at 10:00 a.m. (local time) at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537 and was declared recessed until a later date, will reconvene on Thursday, November 6, 2014, at the same time and place.  The recusal of the meeting was necessary in order to allow the Company’s Chief Executive Officer, who was traveling abroad, to attend.  All proposals up for a vote before the stockholders continue to be eligible to be voted upon up until the November 6 date by holders of record of shares of the Company’s common stock at August 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated:

November 3, 2014

By:

  /s/  James K. McHugh

James K. McHugh

Chief Financial Officer